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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 20, 2003 (June 20, 2003)



                            ARKANSAS BEST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-19969                   71-0673405
 ----------------------       ----------------------      ----------------------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)              Identification No.)
   incorporation or
     organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000
--------------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 20, 2003, ABF Freight System, Inc. issued a press release announcing that it is revising its general rates and charges on July 14, 2003. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 7. EXHIBITS.

99.1     Press release of ABF Freight System, Inc. dated June 20, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                   (Registrant)

Date: June 20, 2003                /s/ David E. Loeffler
      ---------------              ---------------------------------------------
                                       David E. Loeffler,
                                       Vice President - Chief Financial Officer
                                       and Treasurer

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                                INDEX TO EXHIBITS





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
99.1              Press release of ABF Freight System, Inc. dated June 20, 2003
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